LEGG MASON PARTNERS EQUITY TRUST (THE “TRUST”)

SUPPLEMENT DATED MARCH 28, 2013

TO THE SUMMARY PROSPECTUS AND PROSPECTUS OF

LEGG MASON CAPITAL MANAGEMENT ALL CAP FUND,

EACH DATED SEPTEMBER 1, 2012

The last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus, dated September 1, 2012, as supplemented on November 28, 2012, February 7, 2013, March 11, 2013 and March 28, 2013, and as may be amended or further supplemented, the fund’s statement of additional information, dated September 1, 2012, as supplemented on November 28, 2012, February 7, 2013, March 11, 2013 and March 28, 2013, and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated April 30, 2012, are incorporated by reference into this Summary Prospectus.

The sections of the Summary Prospectus and Prospectus titled “Management — Portfolio Manager” are replaced with the following text:

Portfolio managers: Jay Leopold, CFA, and Haiyan (“Donald”) Li, CFA. Mr. Leopold (Portfolio Manager of LMCM) has been a portfolio manager for the fund since February 2007. Mr. Li (Portfolio Manager and Securities Analyst at LMCM) has been a portfolio manager for the fund since March 2013.

The section of the Prospectus titled “More on fund management — Portfolio manager” is replaced with the following text:

Portfolio managers

Jay Leopold, CFA, and Haiyan (“Donald”) Li have served as portfolio managers since February 2007 and March 2013, respectively. Mr. Leopold and Mr. Li are primarily responsible for the day-to-day management of the fund’s investments and have the ultimate authority to make investment decisions.

Mr. Leopold joined Legg Mason in 1986 as a securities analyst and joined LMCM’s investment team in 1995. After covering stocks in a variety of industries, including health care, he was named assistant portfolio manager of Legg Mason’s American Leading Companies Trust mutual fund in 2000. Mr. Leopold is a former president and director of the Baltimore Security Analysts Society. He graduated cum laude from the Wharton School at the University of Pennsylvania with a B.A. in Finance and received his CFA designation in 1989.

Mr. Li is a Portfolio Manager and Securities Analyst at LMCM with a specialty in the financial services and industrial sectors. He joined LMCM in 1999 and through his diversified and growing responsibilities, including business analyst, portfolio specialist coordinator and security analyst, has gained broad experience in investment analysis, portfolio administration, and client service. He received a bachelor’s degree in economics from Tsinghua University in Beijing, an M.S. degree in finance from the University of Maryland, College Park, and pursued doctoral study in finance at Louisiana State University. He received his CFA designation in 2002.

The SAI provides information about the compensation of the portfolio managers, other accounts managed by the portfolio managers and any fund shares held by the portfolio managers.

Please retain this supplement for future reference.

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